EXHIBIT 10.2

                                Explanatory Note:

          The notes attached were originally in the principal amount of $60,000. As of June 30, 2013 these notes had been paid down to $20,000.



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                                 Promissory Note

Name of Borrow 1: RD&G LLC

Name of Borrow 2:

Name of Lender:   Arthur W. Evans

1. For value received, Borrower promises to pay to Lender the amount of $30,000 on January 1, 2010 at ______________, together with interest at the rate of 6% per year from the date this note was signed until the date it is:

      [ ] paid in full (Borrower will receive credits for prepayments, reducing the total amount of interest to be paid).

      [ ] due or paid in full, whichever date occurs last (Borrower will not receive credits for prepayments).

2. Borrower agrees that this note will be paid in installments, which include principal and interest, of not less than $__ per month, due on the first dye of each month, until the principal and interest are paid in full.

3. If any installment payment due under this note is not received by Lender within 15 days of its due date, the entire amount of unpaid principal will become immediately due and payable at the option of Lender without prior notice to Borrower.

4. If Lender prevails in a lawsuit to collect on this note, Borrower agrees to pay Lender's attorney fees in an amount the court finds to be just and reasonable.

The term Borrower refers to one or more borrowers. If there is more than one borrower, they agree to be jointly and severally liable. The term Lender refers to any person who legally holds this not, including a buyer in a due course.

/s/ Timothy Evans                         /s/ Larry Parsons
-----------------------------             ---------------------------------
Borrower 1's Signature                    Borrower 2's Signature

1/1/10                                    1/1/10
----------------------------------        ------------------------------------
Date                                      Date

Timothy Evans                             Larry Parsons
----------------------------------        ------------------------------------
Print Name                                Print Name

Denver                                    Denver
----------------------------------        ------------------------------------
City and County where signed              City and County where signed

4880 E. Pacific Pl. Denver, CO 80222      4880 E. Pacific Pl. Denver, CO 80222
----------------------------------        -------------------------------------
Address                                   Address

                                 Promissory Note

Name of Borrow 1: RD&G LLC

Name of Borrow 2:

Name of Lender:   Arthur W. Evans

1. For value received, Borrower promises to pay to Lender the amount of $30,000 on February 15, 2010 at ______________, together with interest at the rate of 6% per year from the date this note was signed until the date it is:

      [ ] paid in full (Borrower will receive credits for prepayments, reducing the total amount of interest to be paid).

      [ ] due or paid in full, whichever date occurs last (Borrower will not receive credits for prepayments).

2. Borrower agrees that this note will be paid in installments, which include principal and interest, of not less than $__ per month, due on the first dye of each month, until the principal and interest are paid in full.

3. If any installment payment due under this note is not received by Lender within 15 days of its due date, the entire amount of unpaid principal will become immediately due and payable at the option of Lender without prior notice to Borrower.

4. If Lender prevails in a lawsuit to collect on this note, Borrower agrees to pay Lender's attorney fees in an amount the court finds to be just and reasonable.

The term Borrower refers to one or more borrowers. If there is more than one borrower, they agree to be jointly and severally liable. The term Lender refers to any person who legally holds this not, including a buyer in a due course.

/s/ Timothy Evans                         /s/ Larry Parsons
---------------------------------         ---------------------------------
Borrower 1's Signature                    Borrower 2's Signature

2/15/10                                   2/15/10
------------------------------------      ------------------------------------
Date                                      Date

Timothy Evans                             Larry Parsons
----------------------------------        ------------------------------------
Print Name                                Print Name

Denver                                    Denver
----------------------------------        ------------------------------------
City and County where signed              City and County where signed

4880 E. Pacific Pl. Denver, CO 80222      4880 E. Pacific Pl. Denver, CO 80222
----------------------------------        -------------------------------------
Address                                   Address